UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SSgA Funds
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SSgA FUNDS

State Street Financial Center

One Lincoln Street Boston, Massachusetts 02111-2900

1-800-997-7327

December 17, 2012

Dear Shareholder,

On behalf of the Board of Trustees of SSgA Funds (the “Trust”), we are pleased to invite you to a special meeting (the “Special Meeting”) of shareholders of the Trust, which includes the shareholders of the following portfolio series of the Trust: SSgA Money Market Fund, SSgA Prime Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM Shares Fund, SSgA S&P 500 Index Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (each a “Fund” and together the “Funds”). The Special Meeting is scheduled for 8:00 a.m., local time, on February 1, 2013, at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900.

At the Special Meeting, shareholders will be asked to elect five (5) nominees as Trustees of the Trust. Shareholders may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

All shareholders are cordially invited to attend the Special Meeting in person. We are providing proxy material access to our shareholders via the Internet. Accordingly, you can access proxy materials and vote at www.eproxyvote.com/ssga. Details regarding the matters to be acted upon at this Special Meeting are described in the Notice of Internet Availability of Proxy Materials you received in the mail. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. The Proposal is discussed in detail in the Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” each of the Nominees included in the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and on that website, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than January 31, 2013.

If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Notice of Internet Availability of Proxy Materials and in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Ellen Needham

President

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Scheduled for February 1, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the shareholders of SSgA Funds (the “Trust”), which includes the shareholders of the following portfolio series of the Trust: SSgA Money Market Fund, SSgA Prime Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM Shares Fund, SSgA S&P 500 Index Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (each a “Fund” and together the “Funds”), is scheduled for 8:00 a.m., local time on February 1, 2013 at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900.

At the Special Meeting, the Trust’s shareholders will be asked:

1.	To elect five (5) nominees as Trustees of the Trust.

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

The Board recommends that you vote “FOR” each of the Nominees included in the Proposal.

Shareholders of record as of the close of business on December 5, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.eproxyvote.com/ssga or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail and which instructions are also provided on that website, or, if you have requested a proxy ballot by mail, by signing, voting and returning your proxy ballot in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in your Notice of Internet Availability of Proxy Material and in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Ellen Needham

President, SSgA Funds

December 17, 2012

PROXY STATEMENT

December 17, 2012

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Special Meeting of Shareholders

of SSgA Funds

Scheduled for February 1, 2013

SSgA FUNDS

PROXY STATEMENT

December 17, 2012

INTRODUCTION

Why is the Special Meeting being held?

A special meeting (the “Special Meeting”) of shareholders of SSgA Funds (the “Trust”) is scheduled for 8:00 a.m., local time on February 1, 2013 at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900 for the following purposes:

1.	To elect five (5) nominees as Trustees of the Trust.

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

The Trust operates as a “series” company that issues shares representing interests in the following portfolio series, each of which is commonly referred to as a “mutual fund”: SSgA Money Market Fund, SSgA Prime Money Market Fund, SSgA U.S. Government Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA Bond Market Fund, SSgA Intermediate Fund, SSgA High Yield Bond Fund, SSgA Dynamic Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM Shares Fund, SSgA S&P 500 Index Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (each a “Fund” and together the “Funds”). Shareholders of all Funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”). It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares. This Proxy Statement is being provided to shareholders via the Internet on or about December 21, 2012.

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of the Trust has sent a Notice of Internet Availability of Proxy Materials to you and all other shareholders of record who have a beneficial interest in the Funds as of the close of business on December 5, 2012 (“Record Date”). The Board is soliciting your vote for a Special Meeting of shareholders of the Trust.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

How do I vote?

Shareholders may vote via Internet voting, through telephone touch-tone voting, by signing and returning a proxy ballot, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on the Notice of Internet Availability of Proxy Materials, which was mailed to shareholders on or about December 21, 2012. These options require shareholders to input a control number, which is located on your Notice of Internet Availability of Proxy Materials. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may request a proxy ballot by mail and submit it by mail or attend the Special Meeting in person. Joint owners must each sign the proxy ballot.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at 1-866-977-7699. (See “General Information About The Proxy Statement” for more information on the Proxy Solicitor.)

What vote is required?

Shareholders of the Trust, including each Fund and class thereof, will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” the Proposal will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each of the Nominees included in the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for 8:00 a.m., local time on February 1, 2013 at the offices of the Adviser, One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-647-7327.

How can I obtain more information about the Trust and the Funds?

Should you have any questions about the Trust or the Funds, please do not hesitate to contact Shareholder Services toll free at 1-800-647-7327. The prospectuses, statement of additional information and other information regarding the Funds are available on the Internet at http://www.ssgafunds.com.

Important notice regarding shareholder meeting.

Shareholders of the Trust are hereby notified that a separate shareholder meeting of SSgA Tuckerman Active REIT Fund has been scheduled for February 1, 2013 at which shareholders of SSgA Tuckerman Active REIT Fund will consider the approval of an investment sub-advisory agreement. Proxy materials related to the matters to be considered at the separate meeting are available on the Internet at www.eproxyvote.com/tarf.

Important notice regarding availability of proxy materials for the Special Meeting to be held on February 1, 2013.

The Proxy Statement is available on the Internet at www.eproxyvote.com/ssga. Additional information about each Fund is available in its Prospectuses, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Trust’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectuses, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting http://www.ssgafunds.com.

PROPOSAL

ELECT TRUSTEES FOR EACH FUND

This Proposal applies to all of the Funds.

We are asking shareholders of the Trust to elect five (5) nominees as members of the Board of Trustees of the Trust.

Who are the nominees to the Board?

The Board of Trustees of the Trust (the “Board”) has nominated five (5) individuals (the “Nominees”) for election as Trustees of the Trust. Shareholders are being asked to elect the Nominees as Trustees, each to serve for the lifetime of the Trust or until his death, resignation, retirement or removal. Pertinent information about each Nominee is set forth below.

The Nominees include William L. Marshall, Patrick J. Riley, Richard D. Shirk and Bruce D. Taber, each of whom is a current member of the Board that is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (such individuals are commonly referred to as “Independent Trustees”), and Scott F. Powers. Mr. Powers is not currently a member of the Board and, if elected, would be an “interested person” of the Trust, as defined in the 1940 Act, because of his affiliation with State Street Global Advisors, the investment management division of State Street Bank and Trust Company (“State Street”), which includes the personnel and operations of the Adviser (“SSgA”). Mr. Powers currently serves as President and Chief Executive Officer of SSgA.

At a meeting of the Board held on December 4, 2012, after discussion and further consideration of the matter, the Board voted to nominate each of the Nominees for election by shareholders.

The Board has established a Nominating Sub-Committee of the Governance Committee (the “Nominating Committee”), which operates pursuant to a charter that has been approved by the Board. A copy of the charter is attached hereto as Appendix A. The Nominating Committee is comprised entirely of Independent Trustees. The Nominating Committee is responsible for making nominations of potential Independent Trustees for membership on the Board. Neither the Nominating Committee nor the Board has established any specific qualifications that must be met to be considered for nomination as an Independent Trustee. In evaluating potential nominees, the Nominating Committee evaluates (i) each candidate’s qualifications, skills and experiences, (ii) whether such candidate will qualify as not an “interested person” of the Trust, as such term is defined in the 1940 Act, and (iii) whether such candidate is independent “in fact” with respect to the Funds based on a review of the candidate’s prior or current relationships with the Adviser or its affiliates. Neither the Nominating Committee nor the Board has a formal policy with regard to the consideration of diversity in identifying nominees to serve as an Independent Trustee. Rather, as a matter of practice, the Nominating Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. The Nominating Committee does not consider nominations from shareholders.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each Nominee will serve as a Trustee for the lifetime of the Trust or until his death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the

Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually thereafter for such consideration by the other Independent Trustees.

What are the qualifications of the Nominees?

Set forth below are the names, ages, business experience during the past five years and other directorships of each of the Nominees and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Trust, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Mr. Powers, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have a representative of management of the Funds serve as a member of the Board.

The business address of each Nominee is One Lincoln Street, Boston, Massachusetts 02111-2900.

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
William L. Marshall Born December 12, 1942 (Age 70)	Independent Trustee — Chairman, Audit Committee; Member, Governance Committee; Member, QLCC	Elected Trustee since 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and Director, The Ann Silverman Community Clinic of Doylestown, PA.	15	None.

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patrick J. Riley Born November 30, 1948 (Age 64)	Independent Trustee — Independent Chairman of the Board; Member, Audit Committee; Member, Governance Committee; Member, QLCC	Elected Trustee since 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; January 2009 to Present, Independent Director, SSgA Qualified Funds plc; and 2011 to Present, Independent Director, SSgA SPDR ETFs Europe 1 plc and (since 2012) Chairman.	15	None.

Richard D. Shirk Born October 31, 1945 (Age 67)	Independent Trustee — Member, Audit Committee; Member, Governance Committee; Chairman, QLCC	Elected Trustee since 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	15	None.

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bruce D. Taber Born April 25, 1943 (Age 69)	Independent Trustee — Member, Audit Committee; Member, Governance Committee; Chairman, Valuation Committee; Member, QLCC	Appointed Trustee since 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	15	None.

Scott F. Powers Born August 1, 1959 (Age 53)	Interested Nominee	—	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 — 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	15	None.

(1)	Each Trustee serves for the lifetime of the Trust or until his death, resignation, retirement or removal.

(2)	The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.

Why are Shareholders being asked to elect Trustees?

As a registered investment company, the Trust is subject to the requirements of the 1940 Act. As a general matter, the 1940 Act permits the boards of trustees or directors of a registered investment company, such as the Trust, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees have been elected by shareholders after the appointments. Of the four (4) current Trustees, three (3) have previously been elected by shareholders. The Board may not fill any vacancies without obtaining shareholder approval because immediately after filling any vacancies less than two-thirds of the Trustees would have been elected by shareholders.

What are the Board’s responsibilities?

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trust. The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Trust’s Master Trust Agreement.

Administrative services to the Funds are currently provided by Russell Fund Services Company (“RFSC”). RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. Effective January 1, 2013, State Street will begin providing administrative services to the Funds and RSFC will no longer provide such services to the Funds. The mailing address for State Street is P.O. Box 5049, Boston, MA 02206-5049.

How is the Board Structured?

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds, including factors such as the number of series or portfolios that comprise the Trust, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s Master Trust Agreement, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees (described below) help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

How does the Board Oversee Risk Management on behalf of the Funds?

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Administrator, the distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and the distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Adviser, or Tuckerman Group LLC in the case of the SSgA Tuckerman Active REIT Fund,* is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

What are the Board’s committees?

The Board has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the Funds by the Board. The purpose and function of the committees is described below. Each committee is currently comprised of all of the Independent Trustees.

Audit Committee. The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider

*	Effective January 1, 2013, Tuckerman Group LLC will cease to serve as the sub-adviser of the SSgA Tuckerman Active REIT Fund. In a separate proxy solicitation, shareholders of the SSgA Tuckerman Active REIT Fund are being asked to approve a sub-advisory agreement with a new sub-adviser. To the extent that such new sub-advisory agreement is approved, such new sub-advisor is expected to take over Tuckerman Group LLC’s responsibilities in this regard.

the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Funds and to the Funds’ Adviser or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Funds; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, Trust’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate. A copy of the Audit Committee Charter is attached hereto as Appendix B. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

Valuation Committee. The Trust has established a Valuation Committee, as a subcommittee of the Audit Committee. The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the Trust’s Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Adviser’s Oversight Committee, State Street and SSgA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

Governance Committee. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

Qualified Legal and Compliance Committee. The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from the Trust’s Chief Compliance Officer; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

Ownership of Fund Shares.

The table below sets forth the dollar value of all shares of each Fund and of all funds within the family of investment companies held directly or indirectly by each Trustee or Nominee as of December 31, 2011. To the best of the Trust’s knowledge, as of December 31, 2011, no Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Fund, and the Trustees and Nominees of the Funds owned, as a group, less than 1% of the shares of each class of each Fund.

Trustee/Nominee	Name of Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000

Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

Scott F. Powers	Dynamic Small Cap Fund	Over $100,000	Over $100,000

To the best of the Trust’s knowledge, as of November 25, 2012 no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix C to this Proxy Statement.

Independent Public Accountants.

The accounting firm of Deloitte & Touche LLP currently serves as the registered independent public accountant (the “Independent Auditor”) for the Funds. The Board has selected Deloitte as the Independent Auditor to examine and report on the financial statements of the Funds for the fiscal year ending August 31, 2013.

Representatives of Deloitte are not expected to be represented at the Special Meeting, but a representative of Deloitte is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For fiscal 2012, the aggregate fees billed by Deloitte for audit of the Funds’ financial statements and review of the semi-annual financial statements totaled $485,500. Those fees for fiscal 2011 were $495,000.

Audit-Related Fees. For fiscal 2012, the aggregate fees billed by Deloitte for assurance and related services that are reasonably related to the performance of the audit and review of the Funds’ financial statements and are not reported under “Audit Fees” totaled $96,100. Those fees for fiscal 2011 were $111,200. These fees, for both years, were assessed for examinations of securities pursuant to Rule 17f-2 under the 1940 Act.

Tax Fees. For fiscal 2012, the aggregate fees billed by Deloitte for its professional services related to tax compliance, tax advice and tax planning totaled $144,100. For fiscal 2011, those fees were $135,900.

All Other Fees. Deloitte did not bill the Funds for any products or services except as noted above, in fiscal 2012 or 2011.

The aggregate non-audit fees billed by Deloitte for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended August 31, 2012 and August 31, 2011 were $1,315,158 and $3,547,061, respectively.

All of the services described above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Funds by Deloitte; and (ii) all permissible non-audit services related to the Funds provided by Deloitte to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by Deloitte which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated this general pre-approval authority to the Chairman and alternate Chairman of the Audit Committee. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee of the Board will periodically consider whether Deloitte’s receipt of non-audit fees from the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds is compatible with maintaining the independence of Deloitte.

Remuneration of Trustees and Officers.

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect since January 1, 2012 is an annual base retainer fee of $90,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The Chairman of the Board receives an additional annual retainer of $30,000. The Chairman of each committee receives an additional annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings).

The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen receive an additional annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings).

The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Trust’s expenses. However, the Trust has, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees were participating in the optional deferred compensation program. The Trust’s officers are compensated by either the Funds’ Administrator or the Adviser or their affiliates.

The table below shows the compensation that Independent Trustees received from the Funds during the fiscal year ended August 31, 2012.

Independent Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Trustees
William L. Marshall	$188,035	$0	$0	$188,035
Patrick J. Riley	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225
Lynn L. Anderson(1)	$148,813	$0	$0	$148,813
Steven J. Mastrovich(2)	$17,959	$0	$0	$17,959

(1)	Ceased service as a Trustee effective August 26, 2012.

(2)	Ceased service as a Trustee effective October 3, 2011.

Information regarding the Officers.

Below are the names, ages, mailing address and business experience during the past five years of the principal officers of the Funds.

Name, Age and Address	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)
Ellen M. Needham Born January 4, 1967 (Age 45) State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Principal Executive Officer	Since October 2012	Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Name, Age and Address	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)
Ann M. Carpenter Born April 19, 1966 (Age 46) State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President	Since October 2012	March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell Born October 12, 1974 (Age 38) State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer	Since April 2011	July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor); July 2008 to Present, Vice President, State Street Global Advisors; and April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson(1) Born November 26, 1963 (Age 49) 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer	Since 2000	October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments; Director — Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Name, Age and Address	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)
Mary Beth Rhoden(1) Born April 25, 1969 (Age 43) 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer	Since January 2012	2010 to Present, Secretary and Chief Legal Officer, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) (registered investment companies) (1999 to 2010, Assistant Secretary); 2010 to Present, Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust; 2010 to Present, Associate General Counsel, Frank Russell Company (investment advisor) (prior to 2010, Associate Counsel); and Secretary, Russell Investment Management Company (investment advisor), Russell Fund Services Company (transfer agent) and Russell Financial Services, Inc. (broker-dealer).

(1)	Mr. Swanson and Ms. Rhoden will cease to be officers of the Trust effective on January 1, 2013.

What is the required vote?

Shareholders of the Trust, including each Fund and class thereof, will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” the Proposal will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

What happens if shareholders do not approve the Nominees?

If shareholders of the Trust do not approve the Nominees, the Funds will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

What does the Board recommend?

The Board has determined that election of the five (5) Nominees as Trustees is in the interests of the Trust and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the five (5) Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

THE BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER THE PROPOSAL

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a Special Meeting of shareholders of the Trust.

How is my proxy being solicited?

The Trust has retained Boston Financial Data Services (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $188,000 which will be paid by the Adviser. The Proxy Solicitor is not expected to actively solicit proxies to be voted at the Special Meeting; however, the Proxy Solicitor will execute proxies provided by shareholders via the Internet, mail or telephonically. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is provided, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the proxy ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the proxy ballot. Within approximately 72 hours of receiving telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at 1-866-977-7699. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Ellen Needham, President of SSgA Funds, and Ann Carpenter, Vice President of SSgA Funds, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a proxy ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of the Trust is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the Funds at the close of business on December 5, 2012, the Record Date, will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on January 31, 2013. Appendix D sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters (i) requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters, and (ii) requiring the affirmative vote of a plurality of the shares cast at the Special Meeting, an abstention or broker non-vote will have no effect on such matter.

Can shareholders submit proposals for consideration in a proxy statement?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the Funds, unless the Trust has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-647-7327. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Trust in writing at One Lincoln Street, Boston, Massachusetts 02111-2900 or via telephone at 1-800-997-7327.

Who pays for this proxy solicitation?

The Funds will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and on that website, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than January 31, 2013.

Ellen Needham

President, SSgA Funds

December 17, 2012

One Lincoln Street

Boston, Massachusetts 02111-2900

APPENDIX A

SSgA FUNDS

Nominating Sub-Committee Charter

Establishment and Membership of Nominating Sub-Committee

The Nominating Sub-Committee shall be established as a sub-committee of the Governance Committee (the “Sub-Committee”). The Sub-Committee shall be composed entirely of Trustees (“Independent Trustees”) who are not “interested” persons of the SSgA Funds (the “Trust”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Chairman of the Board is excluded from membership on the Sub-Committee, but may participate in meetings ex officio.

Board Nominations and Functions

1.	The Sub-Committee shall make nominations for Independent Trustee membership on the Board of Trustees. The Sub-Committee shall evaluate candidates’ qualifications for Board membership and their independence from the advisor and sub-advisor to the Trust and other principal service providers.

2.	The Sub-Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Other Powers and Responsibilities

1.	The Sub-Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate portfolio(s) of the Trust.

2.	The Sub-Committee may request, and the Trust’s administrator shall provide, such information and analyses and access to the Trust’s officers, agents, representatives and service providers, including the investment manager, as shall be reasonably necessary for the Sub-Committee to carry out its responsibilities.

3.	The authority, powers and rights of the Sub-Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board of the Trustees and Committees thereof, including the Sub-Committee, under the Master Trust Agreement or By-laws of the Trust. In the event of any inconsistency between this Charter and either of such organizational documents, the provisions of the latter shall be given precedence.

4.	At any meeting of the Sub-Committee, a majority of the Independent Trustees on the Sub-Committee shall constitute a quorum. Any action may be taken at a meeting by a vote of a majority of the Independent Trustees present.

5.	The Sub-Committee shall review this Charter and recommend any changes to the full Board of Trustees as necessary.

Adopted:            July 14, 2003

Revised:             November 15, 2011

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APPENDIX B

SSgA FUNDS

Audit Committee Charter

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”) on behalf of its series (the “Funds”).

1.	The Audit Committee shall be comprised of as many Trustees as the Board of Trustees shall determine, none of whom shall be an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Audit Committee shall elect from its members a Chairperson, who shall preside over each meeting of the Audit Committee. The Independent Chairman of the Board is excluded from membership on the Audit Committee, but may participate in meetings ex officio.

2.	The purposes of the Audit Committee are:

(a)	to review, discuss with independent auditors and representatives of management, and assess (i) the Trust’s accounting and financial reporting policies and practices and its internal controls, and (ii) the quality and objectivity of the Funds’ financial statements and the independent audits thereof; and

(b)	to make recommendations to the Board with respect to the engagement of independent auditors for the Trust and to act as a liaison between independent auditors and the Board.

3.	The Audit Committee policies and procedures shall remain flexible to facilitate the Audit Committee’s ability to react to changing conditions and to generally discharge its functions. The following listed committee responsibilities describe areas of attention in broad terms. The Audit Committee shall have the following duties and powers:

(a)	to approve and recommend to the Board approval of the selection, retention or termination of independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and approve fees charged by the auditor for audit and non-audit services and evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence as part of such evaluation;

(b)	to pre-approve all permissible non-audit services to be provided to the Trust by the independent auditor;

(c)	to approve all non-audit services related to the Funds to be provided by the Trust’s independent auditor to the Funds’ investment advisor or to any entity that controls, is controlled by or is under common control with the Funds’ investment advisor and that provides ongoing services to the Funds, when, without such pre-approval by the Audit Committee, the auditor would not be independent of the Trust under applicable federal securities laws, rules or auditing standards;

(d)	to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight;

(e)

to meet with the Trusts’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors’

B-1

comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(f)	to receive and consider reports at least annually from the Trust’s independent auditor regarding: (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to any entity in the Trust’s investment company complex that were not pre-approved by the Audit Committee or pursuant to pre-approval policies and procedures established by the Audit Committee and associated fees;

(g)	to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Audit Committee qualify as an “audit committee financial expert;”

(h)	to receive reports from Trust management of any significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report financial data, any material weaknesses in the Trust’s internal controls and any fraud, whether or not material, that involves management or other employees of the Trust who have a significant role in the Trust’s internal controls, and to evaluate any corrective actions taken by management or that should be taken by management or the Board;

(i)	to investigate improprieties or suspected improprieties in Trust operations that have been brought to the attention of the Audit Committee;

(j)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(k)	to perform such other functions consistent with this Charter, the Trust’s By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

4.	The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee may meet in person or by telephone, and a majority of Audit Committee members then in office shall constitute a meeting quorum. The Audit Committee may act by a vote of a majority of those members present at a meeting and constituting a quorum, or by written consent of a majority of Audit Committee members.

5.	The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

6.	The Committee shall recommend any changes to this Charter to the full Board as necessary.

Adopted:          July 14, 2003

Revised:           April 11, 2007

Reviewed:        November 15, 2011

B-2

APPENDIX C

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of November 25, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Fund	Name and Address	Percentage of Ownership
SSgA Dynamic Small Cap Fund	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6.44%

	National Financial Services Corporation for the exclusive benefit of our customers 200 Liberty St, 1 World Financial Center New York, NY 10281	9.76%

	SEI Private Trust Company, C/O Evercore ID 573 One Freedom Valley Drive Oaks, PA 19456-9989	38.32%

	Merrill Lynch Pierce Fenner & Smith Inc, for the sole benefit of its customers 4800 Deer Lake Dr Jacksonville, FL 32246-6484	5.59%

SSgA Tuckerman Active REIT Fund	Montgomery County Deferred Comp Plan, Citistreet 1 Heritage Drive Quincy, MA 02171-2105	9.73%

	SEI Private Trust Company, C/O Evercore ID 573 One Freedom Valley Drive Oaks, PA 19456-9989	16.30%

	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	15.16%

	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor 200 Liberty St, 1 World Financial Center New York, NY 10281	36.25%

Fund	Name and Address	Percentage of Ownership
SSgA IAM SHARES Fund	Dolphin & Co - As Trustee for IAM National Pension U/A Dtd 5/1983 200 Newport Ave – Mailstop JQ7N Quincy, MA 02171-2102	98.44%

SSgA Enhanced Small Cap Fund	National Financial Services Corporation for the exclusive benefit of our customers 200 Liberty St, 1 World Financial Center New York, NY 10281	99.31%

SSgA Bond Market Fund	YUM Brands Inc. 1900 Colonel Sanders Lane Louisville, KY 40213-1964	9.47%

	Reliance Trust Company FBO Retirement Plans serviced by Metlife P.O. Box 48529 Atlanta, GA 30362-1529	35.48%

	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	39.48%

	Linercourse & Co as custodian for Woods Hole Ocean Graphic Inst Attn: STS Mutual Funds 1200 Crown Colony Drive CC10313 Quincy, MA 02169-0938	8.14%

SSgA High Yield Bond Fund	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	6.27%

	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	22.19%

	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor 200 Liberty St, 1 World Financial Center, New York, NY 10281	41.17%

Fund	Name and Address	Percentage of Ownership
	Pershing LLC 1 Pershing PLZ Jersey City, NJ 07399-0001	7.43%

	New England Biolabs Pension Plan Attn Suzanne Johnston 1 Lincoln St Boston, MA 02111-2900	5.29%

SSgA Intermediate Fund	Duckpond & Co. 1776 Heritage Drive Quincy, MA 02171-2119	5.86%

	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	19.73%

	Reliance Trust Company, FBO Retirement Plans serviced by Metlife P.O. Box 48529 Atlanta, GA 30362-1529	17.98%

	SEI Private Trust Company, C/O Evercore ID 573 One Freedom Valley Drive Oaks, PA 19456-9989	49.22%

SSgA U.S. Treasury Money Market Fund	GFAS Control Acct MT01, State Street Bank P.O. Box 1992 Quincy, MA 02171	96.11%

SSgA Emerging Markets Fund	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	9.98%

	Airview & Co P.O. Box 5166 Boston, MA 02206-5166	8.33%

	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	18.07%

Fund	Name and Address	Percentage of Ownership
	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor 200 Liberty St, 1 World Financial Center, New York, NY 10281	32.64%

	Pershing LLC Pershing PLZ Jersey City, NJ 07399-0001	7.14%

	Genworth Financial Trust Company, for the benefit of Genoworth Financial Wealth Mgt and Mutual Clients and for the benefit of other custodial clients 3200 N Central Ave, Fl 6 Phoenix, AZ 85012-2403	7.81%

SSgA Emerging Markets Fund (Select Class)	Wells Fargo Bank, NA FBO Reynolds K B Char Trust Main 1013001314 PO Box 1533 Minneapolis, MN 55480-1533	6.42%

	MAC & Co, A/C MBBF0000282 P.O. Box 3198 Pittsburgh, PA 15230-3198	9.87%

	National Financial Services Corporation for the exclusive benefit of our customers 200 Liberty St, 1 World Financial Center New York, NY 10281	31.21%

SSgA International Stock Selection Fund	National Financial Services Corporation for the exclusive benefit of our customers 200 Liberty St, 1 World Financial Center New York, NY 10281	26.55%

	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street, San Francisco, CA 94104-4151	45.69%

	Jim Moran and Associates Inc Attn: Dave Webber 500 Jim Moran Blvd Deerfield Beach, FL 33442-1723	5.53%

Fund	Name and Address	Percentage of Ownership
SSgA Money Market Fund	National Financial Services Corporation 200 Liberty Street, 1 World Financial Center New York, NY 10281-1003	16.29%

SSgA U.S. Government Money Market Fund	AHS – Core Operating FDE6 Adventist Health System 111 North Orlando Ave Winter Park, FL 32789-3675	5.88%

	AHS – Core Operating FDG9 111 North Orlando Ave Winter Park, FL 32789-3675	11.49%

	Stormcrew & Co., Attn MF Sweep Processing 1200 Crown Colony Drive 3rd floor Quincy Ma, 02169-0938	18.50%

SSgA Treasury Money Market Fund	GFAS Control Acct MT01, State Street Bank P.O. Box 1992 Quincy, MA 02171	96.32%

SSgA Prime Money Market Fund	Chicago Mercantile Exchange Inc, Customer Segregated Account Attn Mike Kobida 20 S Wacker Dr. Chicago, IL 60606-7431	5.76%

	GFAS Control Acct MT01, State Street Bank P.O. Box 1992 Quincy, MA 02171	68.95%

	Kuwait Investment Authority General Reserve Fund Attn: Mr. Al El N Hamadah Ministries Complex AL Murgab Block 3 Floor 2 Investment Accounts Safat, Kuwait 13001	16.13%

SSgA S&P 500 Index Fund	ING National Trust 1 Orange Way #B3N Windsor, CT 06095-4774	11.37%

	National Financial Services Corporation for the exclusive benefit of our customers 200 Liberty St 1 World Financial Center New York, NY 10281	23.53%

Fund	Name and Address	Percentage of Ownership
	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103-2226	5.98%

APPENDIX D

SHARES ISSUED AND OUTSTANDING (BY FUND)

The following table sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date:

Fund	Share Class	Shares Outstanding
SSgA Money Market Fund	Institutional Class	4,051,768,233.05
SSgA Prime Money Market Fund	Institutional Class	9,907,549,335.66
SSgA U.S. Government Money Market Fund	Institutional Class	3,759,967,092.57
SSgA U.S. Treasury Money Market Fund	Institutional Class	4,303,799,534.15
SSgA Bond Market Fund	Institutional Class	3,484,536.91
SSgA Intermediate Fund	Institutional Class	4,391,389.40
SSgA High Yield Bond Fund	Institutional Class	14,804,653.95
SSgA Dynamic Small Cap Fund	Institutional Class	427,942.18
SSgA Tuckerman Active REIT Fund	Institutional Class	3,935,821.96
SSgA IAM Shares Fund	Institutional Class	15,659,179.33
SSgA S&P 500 Index Fund	Institutional Class	47,549,714.95
SSgA Enhanced Small Cap Fund	Institutional Class	2,257,813.74
SSgA Emerging Markets Fund	Institutional Class	64,498,171.85
	Select Class	17,244,717.08
SSgA International Stock Selection Fund	Institutional Class	42,128,385.66

D-1

Vote by Internet
Please go to the electronic voting site at www.eproxyvote.com/ssga. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Proxy Tabulator PO Box 55046 Boston MA 02205-9818

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

February 1, 2013

This proxy is solicited on behalf of the Board of Trustees of SSgA Funds (the “Trust”). The undersigned shareholder appoints Ellen Needham and Ann Carpenter, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Trust to be held February 1, 2013 at 8:00 a.m., Eastern Time, and any adjournments thereof, all the shares of the Trust that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR each nominee listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature	Date

Important Notice Regarding the Availability of Proxy Materials for the

SSgA Funds

Special Shareholder Meeting to Be Held on

February 1, 2013

The Proxy Statement for this meeting is available at:

www.eproxyvote.com/ssga

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ¢

The Board of Trustees unanimously recommends that shareholders vote FOR the election of all nominees. Sign the proxy ballot and return it as soon as possible in the enclosed envelope

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of Five Trustees:
(01) William L. Marshall	☐	☐	☐
(02) Patrick J. Riley
(03) Richard D. Shirk
(04) Bruce D. Taber
(05) Scott F. Powers	To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) on the line below.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.